NEW COVENANT FUNDS
Supplement dated August 25, 2011, to the
Statement of Additional Information (“SAI”) dated October 28, 2010, as supplemented December 17, 2010, December 30, 2010, March 28, 2011 and June 7, 2011

The following paragraph is inserted after first introductory paragraph under the section titled, “Description of Investments and Risks” on page 2 of the SAI:

The New Covenant Funds are not intended to be an investment option of a participant-directed plan or program of any government entity, nor are the Funds offered as an investment in a participant-directed plan or program of any government agency.

Please retain this Supplement with your SAI for future reference.